Exhibit 99.1

Impinj Reports Fourth Quarter and Full Year 2018 Financial Results

SEATTLE, WA, Feb. 20, 2019 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today released its financial results for the fourth quarter and year ended Dec. 31, 2018.

“I'm proud of our team's execution in fourth quarter 2018 and feel we have strong momentum heading into 2019. We delivered our second consecutive quarter of record revenue and record systems sales,” said Chris Diorio, Impinj co-founder and CEO. “We also shipped our 30 billionth endpoint IC, marking another step in our journey to connect every item in our everyday world.”

Fourth Quarter 2018 Financial Summary

•	Revenue of $34.6 million
•	GAAP gross margin of 47.1%; non-GAAP gross margin of 49.0%
•	GAAP net loss of $6.0 million, or loss of $0.28 per diluted share using 21.5 million shares
•	Adjusted EBITDA loss of $1.7 million
•	Non-GAAP net loss of $2.0 million, or loss of $0.09 per diluted share using 21.5 million shares

Full Year 2018 Financial Summary

•	Revenue of $122.6 million
•	GAAP gross margin of 47.5%; non-GAAP gross margin of 49.5%
•	GAAP net loss of $35.2 million, or loss of $1.65 per diluted share using 21.3 million shares
•	Adjusted EBITDA loss of $13.8 million

•	Non-GAAP net loss of $14.5 million, or loss of $0.68 per diluted share using 21.3 million shares

A reconciliation between GAAP and non-GAAP information, including weighted-average basic and diluted shares, is contained in the tables below.  Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

First Quarter 2019 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the first quarter of 2019 (in millions, except per share data):

Three Months Ended
March 31, 2019
Revenue	$30.0 to $32.0
GAAP Net loss	$(10.6) to $(9.6)
Adjusted EBITDA	$(5.9) to $(4.4)
Non-GAAP net loss	$(6.2) to $(4.7)
GAAP Weighted-average shares outstanding — basic and diluted	21.50 to 21.60
GAAP Net loss per share — basic and diluted	$(0.49) to $(0.44)
Non-GAAP Weighted-average shares outstanding — basic and diluted	21.50 to 21.60
Non-GAAP Net loss per share — basic and diluted	$(0.29) to $(0.22)

A reconciliation between GAAP and non-GAAP is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, Feb. 20, 2019 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to ask questions on our fourth quarter and year 2018 results, as well as its outlook for its first quarter of 2019. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on our website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10127448.

Management’s prepared written remarks, along with quarterly financial data, will be made available on our website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and financial outlook for the first quarter of 2019. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj, Inc. (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

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Contacts:

Investor Relations

ir@impinj.com

+1-206-315-4470

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	December 31, 2018	December 31, 2017
Assets:
Current assets:
Cash and cash equivalents	$17,530	$19,285
Short-term investments	38,543	38,831
Accounts receivable, net	18,462	22,244
Inventory	44,725	47,083
Prepaid expenses and other current assets	1,954	2,359
Total current assets	121,214	129,802
Property and equipment, net	19,778	18,110
Other non-current assets	196	241
Goodwill	3,881	3,881
Total assets	$145,069	$152,034
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$4,643	$4,666
Accrued compensation and employee related benefits	7,409	5,729
Accrued liabilities	2,887	3,162
Current portion of restructuring liabilities	582	—
Current portion of long-term debt	5,930	4,088
Current portion of capital lease obligations	523	936
Current portion of deferred rent	402	628
Current portion of deferred revenue	649	714
Total current liabilities	23,025	19,923
Long-term debt, net of current portion	17,633	5,500
Capital lease obligations, net of current portion	258	745
Long-term liabilities — other	304	532
Long-term restructuring liabilities	487	—
Deferred rent, net of current portion	5,294	5,891
Deferred revenue, net of current portion	185	501
Total liabilities	$47,186	$33,092

Stockholders' equity:
Preferred stock, $0.001 par value	$—	$—
Common stock, $0.001 par value	21	21
Additional paid-in capital	337,627	323,482
Accumulated other comprehensive loss	(9)	(36)
Accumulated deficit	(239,756)	(204,525)
Total stockholders' equity	97,883	118,942
Total liabilities and stockholders' equity	$145,069	$152,034

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Revenue	$34,618	$26,863	$122,633	$125,300
Cost of revenue	18,307	13,854	64,352	60,359
Gross profit	16,311	13,009	58,281	64,941
Operating expenses:
Research and development	8,998	8,912	34,168	32,220
Sales and marketing	8,188	9,092	32,934	31,579
General and administrative	5,318	4,529	22,299	18,161
Restructuring costs	—	—	3,749	—
Total operating expenses	22,504	22,533	93,150	81,960
Loss from operations	(6,193)	(9,524)	(34,869)	(17,019)
Other income (expense), net	247	(55)	808	508
Interest expense	(433)	(4)	(1,403)	(908)
Loss before income taxes	(6,379)	(9,583)	(35,464)	(17,419)
Income tax benefit	392	249	233	97
Net loss	$(5,987)	$(9,334)	$(35,231)	$(17,322)
Net loss per share — basic and diluted	$(0.28)	$(0.45)	$(1.65)	$(0.84)
Weighted-average shares used to compute net loss per shares — basic and diluted	21,477	20,907	21,334	20,680

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Year Ended
	December 31,
	2018	2017
Operating activities:
Net loss	$(35,231)	$(17,322)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation	4,534	3,950
Stock-based compensation	11,317	7,428
Non-cash restructuring benefit	(454)	—
Accretion of discount or amortization of premium on short-term investments	(419)	70
Amortization of debt issuance costs	75	95
Deferred income taxes	(395)	—
Changes in operating assets and liabilities:
Accounts receivable	3,782	(4,822)
Inventory	2,358	(19,349)
Prepaid expenses and other assets	473	439
Deferred revenue	(381)	(196)
Deferred rent	(260)	1,191
Accounts payable	326	(2,836)
Accrued compensation and employee related benefits	1,819	(1,735)
Accrued liabilities	(390)	(2,799)
Restructuring liabilities	1,069	—
Net cash used in operating activities	(11,777)	(35,886)
Investing activities:
Purchases of investments	(51,651)	(49,125)
Proceeds from maturities of investments	52,352	77,075
Purchases of property and equipment	(6,367)	(6,552)
Net cash provided by (used in) investing activities	(5,666)	21,398
Financing activities:
Payments on capital lease financing obligations	(900)	(1,147)
Payments on term loans	(2,451)	(2,772)
Proceeds from term loans, net of debt issuance costs	16,350	—
Proceeds from exercise of stock options and employee stock purchase plan	2,689	4,656
Payments of deferred offering costs	—	(600)
Net cash provided by financing activities	15,688	137
Net decrease in cash and cash equivalents	(1,755)	(14,351)
Cash and cash equivalents
Beginning of period	19,285	33,636
End of period	$17,530	$19,285

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, we use non-GAAP financial measures by financial statement line items that exclude the effects of stock-based compensation, depreciation, restructuring costs, investigation costs and other expenses that we believe do not reflect our core operating performance. Our key non-GAAP liquidity and performance measures include adjusted EBITDA and non-GAAP net income (loss), see definitions of such below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe excluding those income and expenses inherent in calculating adjusted EBITDA and non-GAAP net income (loss) can provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that adjusted EBITDA and non-GAAP net income (loss) provide useful information to investors and others in understanding and evaluating our operating results in the same manner as it does for our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding the effects of stock-based compensation; depreciation; restructuring costs; investigation costs; other income (expense), net; interest expense; and income tax benefit (expense). Restructuring costs relate to us initiating an effort in the first quarter 2018 to reduce headcount and sublease office space to align our strategic and financial objectives and to optimize resources for long-term growth. Investigation costs relate to costs incurred by us to investigate a complaint made by a former employee. We have excluded from adjusted EBITDA the net restructuring and investigation costs because we do not believe they reflect our core operations.

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) as net income (loss) determined in accordance with GAAP, excluding the effects of stock-based compensation; depreciation; restructuring costs; investigation costs (for more information about restructuring and investigation costs, please refer to the description in adjusted EBITDA above); amortization of debt issuance costs; and non-cash income tax benefit (expense). We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of future income tax liabilities by utilizing our deferred tax assets, which comprise primarily federal net operating loss carryforwards and federal research and experimentation credit carryforwards. We have excluded from non-GAAP net income (loss) the net restructuring and investigation costs because we do not believe they reflect our core operations.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
GAAP Gross profit	$16,311	$13,009	$58,281	$64,941
Adjustments:
Depreciation	508	465	2,008	1,738
Stock-based compensation	144	86	469	231
Non-GAAP Gross profit	$16,963	$13,560	$60,758	$66,910

GAAP Gross margin	47.1%	48.4%	47.5%	51.8%
Adjustments:
Depreciation	1.5%	1.8%	1.6%	1.4%
Stock-based compensation	0.4%	0.3%	0.4%	0.2%
Non-GAAP Gross margin	49.0%	50.5%	49.5%	53.4%

GAAP Research and development expense	$8,998	$8,912	$34,168	$32,220
Adjustments:
Depreciation	(399)	(369)	(1,589)	(1,329)
Stock-based compensation	(1,043)	(881)	(3,663)	(2,431)
Non-GAAP Research and development expense	$7,556	$7,662	$28,916	$28,460

GAAP Sales and marketing expense	$8,188	$9,092	$32,934	$31,579
Adjustments:
Depreciation	(127)	(150)	(516)	(523)
Stock-based compensation	(1,290)	(1,013)	(4,166)	(3,113)
Non-GAAP Sales and marketing expense	$6,771	$7,929	$28,252	$27,943

GAAP General and administrative expense	$5,318	$4,529	$22,299	$18,161
Adjustments:
Depreciation	(106)	(98)	(421)	(360)
Stock-based compensation	(827)	(685)	(3,019)	(1,653)
Investigation costs	—	—	(1,449)	—
Non-GAAP General and administrative expense	$4,385	$3,746	$17,410	$16,148

GAAP Total operating expenses	$22,504	$22,533	$93,150	$81,960
Adjustments:
Depreciation	(632)	(617)	(2,526)	(2,212)
Stock-based compensation	(3,160)	(2,579)	(10,848)	(7,197)
Investigation costs	—	—	(1,449)	—
Restructuring costs	—	—	(3,749)	—
Non-GAAP Total operating expenses	$18,712	$19,337	$74,578	$72,551

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
GAAP Net loss	$(5,987)	$(9,334)	$(35,231)	$(17,322)
Adjustments:
Depreciation	1,140	1,082	4,534	3,950
Stock-based compensation	3,304	2,665	11,317	7,428
Investigation costs	—	—	1,449	—
Restructuring costs	—	—	3,749	—
Other income (expense), net	(247)	55	(808)	(508)
Interest expense	433	4	1,403	908
Income tax benefit	(392)	(249)	(233)	(97)
Adjusted EBITDA	$(1,749)	$(5,777)	$(13,820)	$(5,641)

GAAP Net loss	$(5,987)	$(9,334)	$(35,231)	$(17,322)
Adjustments:
Depreciation	1,140	1,082	4,534	3,950
Stock-based compensation	3,304	2,665	11,317	7,428
Investigation costs	—	—	1,449	—
Restructuring costs	—	—	3,749	—
Amortization of debt issuance costs	18	23	75	95
Non-cash income tax benefit	(444)	(297)	(404)	(231)
Non-GAAP Net loss	$(1,969)	$(5,861)	$(14,511)	$(6,080)
Non-GAAP Net loss per share:
Basic	$(0.09)	$(0.28)	$(0.68)	$(0.29)
Diluted	$(0.09)	$(0.28)	$(0.68)	$(0.29)
Weighted-average shares used to compute GAAP and non-GAAP net loss per share — basic and diluted	21,477	20,907	21,334	20,680

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ended
March 31,
2019
GAAP Net loss	$(10,080)
Adjustments:
Forecasted Depreciation	1,140
Forecasted Stock-based compensation	3,500
Forecasted Interest expense	440
Forecasted Other income, net	(160)
Forecasted Income tax expense	60
Adjusted EBITDA	$(5,100)

GAAP Net loss	$(10,080)
Adjustments:
Forecasted Depreciation	1,140
Forecasted Stock-based compensation	3,500
Forecasted Amortization of debt issuance costs	20
Forecasted Non-cash income tax expense	20
Non-GAAP Net loss	$(5,400)
Non-GAAP Net loss per share — basic and diluted	$(0.25)
Weighted-average shares used to compute GAAP and Non-GAAP net loss per share attributable to common stockholders — basic and diluted	21,550